Exhibit 10.6

EXECUTION COPY

AMENDMENT NO. 1 (this “Amendment No. 1”) dated as of May 18, 2007 to the LETTER OF CREDIT REIMBURSEMENT, GUARANTEE, SECURITY AND PLEDGE AGREEMENT dated as of March 16, 2007 (as amended hereby, the “Reimbursement Agreement”), between CUSTODIAL TRUST COMPANY (“Bank”), a bank and trust company organized and existing under the laws of the State of New Jersey, MEDICAL SOLUTIONS MANAGEMENT INC., a corporation organized and existing under the laws of the State of Nevada (“Applicant”), and VICIS CAPITAL MASTER FUND, a sub-trust of Vicis Capital Series Master Trust, a unit trust organized and existing under the laws of the Cayman Islands (“Guarantor”).

WHEREAS, in an original application dated March 16, 2007, Applicant requested that Bank issue its irrevocable standby letter of credit number 00034 (the “Letter of Credit”) as specified in said application; and

WHEREAS, Bank, with the permission of Beneficiary, issued the Letter of Credit in accordance with said application and may be willing to amend the Letter of Credit from time to time in accordance with terms specified in succeeding applications and with Beneficiary’s consent;

WHEREAS, in connection therewith, the parties hereto wish to amend the Reimbursement Agreement as set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. DEFINITIONS. All capitalized terms not otherwise specifically defined in this Amendment No. 1 shall have the meanings set forth in the Reimbursement Agreement.

2. AMENDMENT. The first recital of the Reimbursement Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, in an application dated the date of this Agreement, which application is attached hereto as Exhibit A and made a part hereof (as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Application”), Applicant has requested that Bank issue an irrevocable standby letter of credit as specified in the Application (as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Letter of Credit”).”

3. RATIFICATION AND CONFIRMATION. Except as otherwise expressly set forth herein, the Reimbursement Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof all references in the Reimbursement Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” (or words of like import referring to the Reimbursement Agreement) shall mean the Reimbursement Agreement as amended by this Amendment No. 1.

4. GOVERNING LAW. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law principles thereof.

5. COUNTERPARTS. This Amendment No. 1 may be executed in one or more counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

6. EFFECTIVE DATE. This Amendment No. 1 shall be effective as of the date hereinabove first written.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to be executed in its name and on its behalf by its representative thereunto duly authorized, all as of the day and year first above written.

APPLICANT:

MEDICAL SOLUTIONS MANAGEMENT INC.

By: /s/ Brian Lesperance

Name:

Title:

GUARANTOR:

VICIS CAPITAL MASTER FUND, a sub-trust of

Vicis Capital Series Master Trust

By: CALEDONIAN BANK & TRUST

LIMITED, Trustee of Vicis Capital Series

Master Trust

By:_/s/ Keith W. Hughes

Name: Keith W. Hughes

Title: Chief Financial Officer, Vicis Capital, LLC

BANK:

CUSTODIAL TRUST COMPANY

By:_/s/ Ben J. Szwalbenest

Name: Ben J. Szwalbenest

Title: President

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